CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                             PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002


I, John Watt, certify that:

           1. I have reviewed this amended quarterly report on Form 10-Q of Tengtu International Corp. ("Tengtu");

           2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

           3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Tengtu as of, and for, the periods presented in this quarterly report.


Date: October 11, 2002             /S/ John Watt
                                   ---------------------------------
                                   John Watt, President and Director





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                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


           In connection with this amended quarterly report on Form 10-Q of Tengtu International Corp. ("Tengtu"), I, John Watt, President of Tengtu, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

           (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Tengtu.



Date: October 11, 2002                       /S/ John Watt
                                             --------------------------------
                                             John Watt, President and Director

           The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sabarnes-Oxley Act of 2002. This statement is not "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Act or any other federal or state law or regulation.

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                         PURSUANT TO SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Peng Lin, certify that:

           1. I have reviewed this amended quarterly report on Form 10-Q of Tengtu International Corp. ("Tengtu");

           2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

           3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Tengtu as of, and for, the periods presented in this quarterly report.


Date: October 11, 2002                    /S/ Peng Lin
                                          -------------------------------------
                                          Peng Lin, Principal Financial Officer

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


           In connection with this amended quarterly report on Form 10-Q of Tengtu International Corp. ("Tengtu"), I, Peng Lin, the principal financial officer of Tengtu, certify, pursuant to Section 906 f the Sarbanes-Oxley Act of 2002, that, to my knowledge:

           (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Tengtu.



Date: October 11, 2002                  /S/ Peng Lin
                                        ---------------------------------
                                       Peng Lin, Principal Financial Officer


           The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sabarnes-Oxley Act of 2002. This statement is not "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Act or any other federal or state law or regulation.